UPDATING SUMMARY PROSPECTUS

May 1, 2022

Farmers® Variable Universal Life

A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY

ISSUED THROUGH:

Farmers Variable Life Separate Account A

BY

Farmers New World Life Insurance Company

This Updating Summary Prospectus provides certain updated information about the Farmers® Variable Universal Life, an individual flexible premium variable life insurance policy, (the “Policy”) issued by Farmers New World Life Insurance Company. This Policy is currently not being issued.

The statutory prospectus for the Policy contains more information about the Policy, including its features, benefits, and risks. You can find the current statutory prospectus and other information about the Policy online at https://dfinview.com/farmers/tahd/VUL. You can also obtain this information at no cost by calling 1-877-376-8008 or emailing us at farmersvariable@infosys.com.

Additional information about certain investment products, including variable life insurance contracts, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

Replacing your existing life insurance with this Policy may not be to your advantage. In addition, it may not be to your advantage to finance the purchase of or to maintain this Policy through a loan or through Surrenders or partial Surrenders from another policy.

An investment in this Policy is not a bank deposit, and no bank endorses or guarantees the Policy. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Securities and Exchange Commission has not approved or disapproved this Policy or determined that this summary prospectus is accurate or complete.

Anyone who tells you otherwise is committing a Federal crime.

Not FDIC Insured	May Lose Value	No Bank Guarantee

Glossary

For your convenience, we are providing a glossary of the special terms we use in this prospectus.

Accelerated Benefit for Terminal Illness Insured

(as the term is used in the Accelerated Benefit Rider for Terminal Illness). The Primary Proposed Insured named on the application for life insurance under the policy. No other Insured covered under the Policy or its riders is included as an Accelerated Benefit for Terminal Illness Insured. Subject to this definition, the Accelerated Benefit for Terminal Illness Insured is sometimes referred to as the “Insured” in this rider.

Accumulation Unit Value

An accounting unit used to calculate the variable account value. It is a measure of the net investment results of each of the variable Subaccounts.

Attained Age

The Insured’s age on the issue date plus the number of years completed since the issue date.

Beneficiary

The beneficiary is the person or persons named to receive the proceeds at the insured’s death. The beneficiary is as named in the application or as changed by the owner’s signed request while the insured is living.

Benefit Amount

(as the term is used in the Accelerated Benefit Rider for Terminal Illness). The Accelerated Benefit for Terminal Illness amount payable under the rider, as specified in the Benefits section of this rider.

Benefit Percentage

(as the term is used in the Accelerated Benefit Rider for Terminal Illness). The Benefit Percentage is:

1.	The Benefit Amount before any adjustments and deductions, divided by
2.	The current death benefit provided by the Policy excluding any attached riders.

Business Day/Valuation Day

Each day on which the New York Stock Exchange (“NYSE”) is open for business. Farmers New World Life Insurance Company is open to administer the policy on each day that NYSE is open for regular trading. When we use the term “Business Day” in this statement of additional information, it has the same meaning as the term “Valuation Day” found in the Policy.

Cash Value

The Contract Value minus any applicable Surrender charge.

Company (we, us, our, Farmers, FNWL)

Farmers New World Life Insurance Company

Contract Value

The sum of the values you have in the variable account plus the fixed account and the loan account.

Cumulative Minimum Premiums

The sum of all monthly-mode minimum premiums due since the issue date. The initial minimum premium is specified on the Policy specifications page. The minimum premium will change if you increase or decrease the principal sum or if certain other changes in the Policy occur.

Death Benefit Proceeds

If the insured dies while the Policy is in force, we will pay the proceeds to the beneficiary on receipt of due proof of death. The amount payable is: 1) the death benefit then in effect; less 2) any monthly deductions due and unpaid at the date of death; less 3) any loans and accrued loan interest; plus 4) the amounts to be paid under the terms of any attached riders.

Diagnosis

(as the term is used in the Accelerated Benefit Rider for Terminal Illness). The definitive establishment, acceptable to us, of a Terminal Illness through the use of clinical and/or laboratory findings and subject to the terms and conditions of the rider. The Diagnosis must be made by a Physician as defined in the rider.

Fixed Account

An account that is part of our general account, and is not part of or dependent on the investment performance of the variable account.

Fixed Account Value

The portion of the contract value allocated to the fixed account.

Fund(s)

Investment companies that are registered with the SEC. The Policy allows you to invest in the portfolios of the Funds that are listed on the front page of the Prospectus.

General Account

The account containing all of Farmers’ assets, other than those held in its separate accounts.

Home Office

The address of our Home Office is 3120 139th Ave SE, Suite 300, Bellevue, Washington 98005.

Initial Premium

The amount you must pay before insurance coverage begins under the Policy. The Initial Premium is shown on your Policy’s specification page.

Insured

The person whose life is insured by the Policy.

Issue Age

The Insured’s age as of the last birthday before the issue date.

Issue Date

The effective date for coverage. Policy months, years, and anniversaries are measured from the issue date. The initial premium (times the percent of premium factor) is allocated to the fixed account on the issue date. The first monthly deduction occurs on the issue date. The entire contract value remains allocated to the fixed account until the reallocation date.

Lapse

If the surrender value becomes zero, the policy will enter a 61-day grace period unless cumulative premiums less withdrawals exceed cumulative minimum premiums. If cumulative premiums less withdrawals exceed cumulative minimum premiums, the policy will enter the 61-day grace period when the contract value minus any outstanding policy loan and accrued loan interest is insufficient to pay the entire monthly deduction due. At the end of the grace period the policy will terminate without value unless a premium payment or loan repayment is made and is sufficient to cause either one of the following conditions: 1) The surrender value exceeds zero, after deducting all due and unpaid monthly deductions; or 2) Both of the following occur: a) cumulative premiums less withdrawals exceed cumulative minimum premiums; and b) the contract value minus any outstanding policy loan and accrued loan interest exceeds zero, after deducting all due and unpaid monthly deductions.

Loan Amount

While the Policy is in force, you may make a loan for all or part of the loan value. You must assign the Policy to us as sole security. An amount equal to the loan will be transferred from the Subaccounts and the fixed account to the loan account. The loan account is part of our general account. If allocation instructions are not specified in your loan request, the loan will be withdrawn from the Subaccounts and the fixed account on a pro-rata basis.

Major Organs

(as the term is used in the Accelerated Benefit Rider for Terminal Illness). Human bone marrow or an entire human heart, kidney, lung, pancreas or liver.

Maturity Date

The Maturity Date of the Policy is the Policy anniversary when the Insured’s Attained Age is 110. The maturity date is shown on the Policy Specifications page. If the Policy is in force on the Maturity Date we will send you the Surrender Value and all coverage will end.

Monthly Deduction

The amount deducted from the contract value each month to pay for the insurance coverage. This includes the monthly cost of insurance charge and any monthly administration charge. The monthly deduction for the policy and the riders are separate deductions. The first monthly deduction occurs on the issue date.

Monthly Due Date

The day of each month on which policy charges are determined and deducted. The monthly due date is shown on the Policy Specification page.

NYSE

The New York Stock Exchange

Percent of Premium Factor

The factor multiplied by all premium payments to determine the amount of premium credited to the contract value. This factor is shown on the Policy Specifications page.

Physician

(as the term is used in the Accelerated Benefit Rider for Terminal Illness). A licensed Doctor of Medicine (M.D.) or Doctor of Osteopathy (D.O.), practicing within the scope of his or her license issued by the jurisdiction in which such person’s services are rendered. Such jurisdiction must be within the United States of America or its territories.

The Physician may not be:

1.	The Insured;
2.	The Policy Owner;
3.	A Family Member;
4.	A person who practices in the same medical group as the Insured, Policy Owner, or a Family Member;
5.	A business partner of the Insured, Policy Owner, or a Family Member;
6.	A person living at the same address as the Insured, Policy Owner, or a Family Member.

Portfolio

A series of a Fund with its own objectives and policies, which represents shares of beneficial interest in a separate portfolio of securities and other assets. Portfolio is sometimes referred to herein as a Fund.

Premium Class

A classification that affects the cost of insurance rate and the premium required to insure an individual.

Premiums

All payments you make under the Policy other than loan repayments. When we use the term “premium” in the Prospectus, it generally has the same meaning as “net premium” in the Policy, and means a premium multiplied by the percent of premium factor.

Principal Sum

The amount of initial death benefit shown on the Policy Specifications page. You may increase or decrease the principal sum, subject to certain conditions. The actual death benefit proceeds paid may be more or less than the principal sum.

Reallocation Date

The date the contract value in the fixed account is allocated to the Subaccounts and to the fixed account based on the premium payment allocation percentages specified in the application. The reallocation date is the record date plus the number of days in your state’s right to examine period, plus 10 days.

Record Date

The date we record your Policy on our books as an in force policy.

Right to Examine Period

You may cancel the Policy at any time within 10 days after you receive it be delivering or mailing it to our Home Office. This shall void the Policy from the beginning and the parties shall be in the same positions as if no Policy had been issued. We will refund the greater of all premiums you paid for the Policy or the contract value on the date we receive the returned Policy at our Home Office.

Service Center

The address of the Service Center is P.O. Box 724208, Atlanta, GA 31139. Infosys McCamish Systems, L.L.C. is the administrator of the Policy. You can call the Service Center toll free at 1-877-376-8008.

Subaccount

A division of the variable account. The assets of each Subaccount are invested in a corresponding portfolio of a designated mutual fund.

Surrender

To cancel the Policy by signed request from the owner.

Surrender Value

The cash value minus any outstanding policy loan and accrued loan interest.

Tax Code

The Internal Revenue Code of 1986, as amended.

Terminal Illness

(as the term is used in the Accelerated Benefit Rider for Terminal Illness). A medical condition that with reasonable medical certainty will result in the Insured’s death within 12 months from the date of the Physician’s Statement, regardless of any medical treatment the Insured receives, or a condition that requires a Major Organ transplant to prevent the Insured’s death within the next 12 months.

Valuation Period

The interval of time commencing at the close of normal trading on the New York Stock Exchange on one valuation day and ending at the close of normal trading on the New York Stock Exchange on the next succeeding valuation day.

Variable Account

The variable account is named on the Policy Specifications page. The variable account is not part of our general account. The variable account has subaccounts, each of which is invested in a corresponding portfolio of a designated mutual fund.

Written Notice

The written notice you must sign and send us to request or exercise your rights as Owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine is necessary, and (3) be received at our Service Center.

You (your, Owner)

The person entitled to exercise all rights as Owner under the Policy.

Updated Information About Your Policy

The information in this Updating Summary Prospectus is a summary of certain Policy features that have changed since the prospectus dated May 1, 2021. This may not reflect all of the changes that have occurred since you entered into your Policy.

Changes

None.

Important Information You Should Consider About the Policy

FEES AND EXPENSES
Charges for Early Withdrawal

There are surrender charges assessed if, during the first 14 Policy years, you: 1) fully surrender the Policy, 2) take a partial withdrawal from your Policy, if you have elected a level death benefit (Option B), or 3) you decrease the Principal Sum that was in effect at the time of issue. The amount of the charge depends on the age of the insured person and other factors, but the maximum charge is $75 per $1000 of Premiums paid. For example, if the amount of Premiums paid is $100,000, the highest possible surrender charge would be $7,500.

See “Charges and Deductions – Surrender Charge” in the statutory prospectus.

Transaction Charges

In addition to surrender charges (if applicable), you may also be charged for the following transactions:

●   A premium expense charge will be deducted upon the payment of each premium.

●   A partial surrender processing fee will be deducted upon any partial surrender.

●   A transfer fee may be deducted upon transfers into or out of a variable subaccount (or the fixed account) after you have made more than 12 such transfers in a year.

●   A fee may be charged upon request for an additional annual report.

See “Charges and Deductions” in the statutory prospectus.

Ongoing Fees and Expenses (annual charges)

In addition to surrender charges and transaction charges, you will also be subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the Policy and the cost of optional benefits under the Policy. Some of these fees and expenses are based wholly or in part on the characteristics of the insured person (e.g., age, sex, and underwriting classification). You should view the policy specifications page of your Policy for rates applicable to your Policy.

See “Charges and Deductions” in the statutory prospectus.

You will also bear expenses associated with the underlying portfolios under the Policy, as shown in the following table:

	Annual Fee	Minimum	Maximum
	Investment options (Portfolio fees and expenses)*	0.20%	1.44%
	*As a percentage of Portfolio net assets. See “Appendix: Portfolios Available Under the Policy” in this summary prospectus.

RISKS
Risk of Loss	You can lose money by investing in the Policy. See “Principal Policy Risks” in the statutory prospectus.
Not a Short-Term Investment

The Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges, including the premium expense charge and the surrender charge, as well as potential adverse tax consequences from such short-term use.

See “Principal Policy Risks – Effects of Surrender Charges” in the statutory prospectus.

Risks Associated with Investment Options

An investment in the Policy is subject to the risk of poor performance and can vary depending on the performance of the Subaccount allocation options available under the Policy (i.e., Portfolios). Each such option (as well as the Fixed Account) will have its own unique risks, and you should review these options before making an allocation decision.

See “Principal Policy Risks – Risk of Poor Investment Performance” in the statutory prospectus.

Insurance Company Risks

Your investment in the policy is subject to risks related to Farmers New World Life Insurance Company (“Farmers”), including that the obligations (including under the Fixed Account option), guarantees, or benefits are subject to the claims-paying ability of Farmers. Information about Farmers, including its financial strength ratings, is available upon request from your Farmers representative. Our current financial strength ratings can also be obtained by visiting our website at www.ambest.com.

See “Farmers New World Life Insurance Company and Fixed Account – Farmers New World Life Insurance Company” in the statutory prospectus.

Contract Lapse

The Policy may lapse as a result of insufficient premium payments, poor performance of the variable Subaccounts and/or Fixed Account you have chosen, withdrawals, or unpaid loans or loan interest. If a default is not cured within a 61-day grace period, your policy will lapse without value, and no death benefit or other benefits will be payable. You can apply to reinstate a policy that has gone into default, subject to conditions including payment of a specified amount of additional premiums.

See “Policy Lapse and Reinstatement” in the statutory prospectus.

RESTRICTIONS
Investments

There are limitations on the transfer of Policy value among investment options (i.e., Subaccounts and the Fixed Account).. These restrictions include an annual limit on the number of free transfers you may make, and a charge for transfers in excess of that limit, as well as a minimum dollar amount for transfers. We also impose additional restrictions to discourage market timing and disruptive trading activity.

See “Transfers” in the statutory prospectus.

The Policy also allows us to eliminate the shares of a Portfolio or class of Portfolio shares, or to substitute shares of another new or existing Portfolio, subject to applicable legal requirements.

See “The Variable Account and the Portfolios” in the statutory prospectus.

Optional Benefits

There are restrictions and limitations relating to supplemental benefits (riders) offered under the Policy, as well as conditions under which a supplemental benefit may be modified or terminated by us. For example, certain supplemental benefits may be subject to underwriting, and your election of an option may result in restrictions on certain policy benefits.

See “Other Benefits Available Under the Policy” in the statutory prospectus.

TAXES
Tax Implications

You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy. There is no additional tax benefit to you if the policy is purchased through a tax-qualified plan . If we pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax, unless the Policy is a Modified Endowment Policy in which case to the extent there are earnings in the contract, they will be treated as being distributed first and subject to tax. Any portion not treated as a return of your premiums includible in your income. Distributions also are subject to tax penalties under some circumstances.

See “Federal Tax Considerations” in the statutory prospectus.

CONFLICTS OF INTEREST
Investment Professional Compensation

The Policy is currently not being issued, However, some investment professionals may receive compensation in connection with additional Premiums in an outstanding Policy, including by means of commissions, and may have a financial incentive to recommend such additional premiums over another investment.

See “Additional Information” in the statutory prospectus.

Exchanges

Some investment professionals may have a financial incentive to offer you a new policy in place of the one you already own, and you should only exchange your policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own the existing policy.

See “The Policy – Tax-Free “Section 1035” Exchanges” in the statutory prospectus.

Appendix: Portfolios Available Under the Policy

The following is a list of Portfolios under the Contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at https://dfinview.com/farmers/tahd/VUL. You can also request this information at no cost by calling 1-877-376-8008 or emailing us at farmersvariable@infosys.com.

The current expenses and performance information below reflects fees and expenses of the Portfolios, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher, and performance would be lower, if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 year	5 year	10 year
Seeks to provide long-term capital appreciation by investing primarily in a portfolio of the equity securities of mid-sized companies that are undervalued but demonstrate a potential for growth.	Calvert VP SRI Mid Cap Portfolio[1] Investment Adviser: Calvert Research and Management	0.96%	15.03%	12.59%	11.89%
Seeks to achieve a high rate of total return.	DWS CROCI® U.S. VIP (Series II) (Class A Shares)[1] Investment Adviser: DWS Investment Management Americas, Inc.	0.78%	26.69%	10.23%	8.71%
Seeks above-average capital appreciation over the long term.	DWS Global Small Cap VIP (Series I) (Class A Shares)[1] Investment Adviser: DWS Investment Management Americas, Inc.	1.05%	14.94%	9.32%	9.20%
Seeks long-term growth of capital, current income and growth of income.	DWS Core Equity VIP (Series I) (Class A Shares) Investment Adviser: DWS Investment Management Americas, Inc.	0.59%	25.30%	16.70%	16.17%
Seeks to provide a high level of current income.	DWS High Income VIP (Series II) (Class A Shares)[1] Investment Adviser: DWS Investment Management Americas, Inc.	0.84%	4.00%	6.02%	6.16%
Seeks long-term growth of capital.	DWS CROCI® International VIP (Series I) (Class A Shares)[1] Investment Adviser: DWS Investment Management Americas, Inc.	0.93%	9.24%	7.34%	5.67%

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 year	5 year	10 year
Seeks maximum current income to the extent consistent with stability of principal.	DWS Government Money Market VIP (Series II) (Class A Share Class) Investment Adviser: DWS Investment Management Americas, Inc.	0.42%	0.01%	0.77%	0.39%
Seeks long-term capital appreciation.	DWS Small Mid Cap Growth VIP (Series II) (Class A Shares)[1] Investment Adviser: DWS Investment Management Americas, Inc.	0.78%	13.84%	13.87%	13.57%
Seeks capital growth.	BNY Mellon Opportunistic Small Cap Portfolio (Service Class Shares) Investment Adviser: BNY Mellon Investment Advisers, Inc.	1.07%	16.16%	11.12%	13.29%
Seeks long-term capital appreciation.	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (Service Class Shares) Investment Adviser: BNY Mellon Investment Advisers, Inc. Subadviser: Newton Investment Management	0.92%	26.68%	18.20%	15.30%
Seeks to achieve capital appreciation.	Fidelity® VIP Growth Portfolio (Service Class Shares) Investment Adviser: FMR Subadvisers: FMR UK, FMR HK, and FMR Japan	0.71%	23.08%	26.16%	19.58%
Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.	Fidelity® VIP Index 500 Portfolio (Service Class Shares) Investment Adviser: FMR Subadviser: Geode	0.20%	28.45%	18.23%	16.32%
Seeks long-term growth of capital.	Fidelity® VIP Mid Cap Portfolio (Service Class Shares) Investment Adviser: FMR Subadvisers: FMR UK, FMR HK, and FMR Japan	0.71%	25.51%	13.49%	13.17%

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 year	5 year	10 year
Seeks long-term total return. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small capitalization companies.	Franklin Small Cap Value VIP Fund (Class 2 Shares) Investment Adviser: Franklin Mutual Advisers, LLC	0.91%	25.37%	9.94%	12.13%
Seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small-capitalization and mid-capitalization companies.	Franklin Small-Mid Cap Growth VIP Fund (Class 2 Shares)[1] Investment Adviser: Franklin Advisers, Inc.	1.08%	10.01%	20.84%	15.70%
Seeks long-term growth of capital.	Goldman Sachs Strategic Growth Fund (Institutional Class Shares)[1] Investment Adviser: Goldman Sachs Asset Management, L.P.	0.79%	21.93%	24.58%	19.02%
Seeks long-term capital appreciation.	Goldman Sachs Mid Cap Value Fund (Institutional Class Shares)[1] Investment Adviser: Goldman Sachs Asset Management, L.P.	0.86%	30.95%	13.17%	13.08%
Seeks long-term growth of capital.	Goldman Sachs Small Cap Equity Insights Fund (Institutional Class Shares)[1] Investment Adviser: Goldman Sachs Asset Management, L.P.	0.93%	23.79%	11.33%	12.92%
Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Henderson Balanced Portfolio (Service Class Shares) Investment Adviser: Janus Capital Management LLC	0.86%	16.91%	14.10%	11.53%
Seeks long-term growth of capital.	Janus Henderson Forty Portfolio (Institutional Class Shares) Investment Adviser: Janus Capital Management LLC	0.77%	22.90%	25.58%	20.29%

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 year	5 year	10 year
Seeks long-term growth of capital.	Janus Henderson Enterprise Portfolio (Service Class Shares) Investment Adviser: Janus Capital Management LLC	0.96%	16.54%	18.84%	16.93%
Seeks maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (Administrative Class Shares) Investment Adviser: Pacific Investment Management Company LLC	0.91%	-1.96%	3.05%	4.39%
Seeks maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO Low Duration Portfolio (Administrative Class Shares) Investment Adviser: Pacific Investment Management Company LLC	0.65%	-0.93.%	1.54%	1.59%
Seeks to provide current income and long-term growth of income and capital.	Principal PVC Equity Income Account (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC	0.72%	22.15%	13.83%	13.03%
Seeks to long-term growth of capital.	Principal PVC MidCap Account (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC	0.78%	25.20%	19.74%	17.30%
Seeks to provide as high a level of total return (consisting of reinvestment income and capital appreciation), as is consistent with reasonable risk.	Principal SAM Balanced Portfolio (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC	1.02%	13.39%	10.40%	9.29%
Seeks to provide a high level of total return (consisting of reinvestment of income and capital appreciation), consistent with a moderate degree of principal risk.	Principal SAM Conservative Balanced Portfolio (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC	1.02%	9.48%	8.15%	7.35%

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 year	5 year	10 year
Seeks to provide long-term capital appreciation.	Principal SAM Conservative Growth Portfolio (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC	1.02%	17.44%	12.75%	11.13%
Seeks to provide a high level of total return (consisting of reinvestment of income with some capital appreciation).	Principal SAM Flexible Income Portfolio (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC	0.98%	6.61%	6.39%	6.04%
Seeks to provide long-term capital appreciation.	Principal SAM Strategic Growth Portfolio (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC	1.04%	19.54%	14.23%	12.36%
Seeks long-term growth of capital.	Principal PVC SmallCap Account (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC	1.07%	19.86%	13.18%	14.37%
Seeks to provide long-term growth of capital.	Principal PVC Principal Capital Appreciation Account (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC	0.88%	27.50%	18.28%	15.78%
Seeks long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in emerging markets investments.	Templeton Developing Markets VIP Fund (Class 2 Shares) Investment Adviser: Templeton Asset Management Ltd.	1.44%	-5.74%	10.60%	4.84%

1 The Subaccount that invests in this Portfolio is closed to new investors.

2 This Portfolio is subject to an expense reimbursement or fee waiver arrangement resulting in a temporary expense reduction. See the Portfolio’s prospectus for additional information.

Back Cover Page

This Summary Prospectus incorporates by reference the Policy statutory prospectus dated May 1, 2022, as amended or supplemented.

The EDGAR contract identifier for the Contract is C000027245.